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                                                                    EXHIBIT 21.1

                   LIST OF SUBSIDIARIES OF USA NETWORKS, INC.
                             A DELAWARE CORPORATION
                             AS OF JANUARY 31, 2000

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                                                                  PLACE OF
SUBSIDIARY                                                     INCORPORATION
----------                                                     -------------
Exception Management Services LP............................  Delaware
Home Shopping Network, Inc..................................  Delaware
  d/b/a Home Shopping Network
      The Home Shopping Network
Home Shopping Network en Espanol............................  Delaware
Home Shopping Club, LP......................................  Delaware
  d/b/a Home Shopping Club
      Telemation
      Spree
      Home Shopping Spree
      HSN
      HSN Spree
      HSC Spree
      Home Shopping Network
      Home Shopping Direct
Home Shopping Network GmbH..................................  Germany
HSN Capital LLC.............................................  Delaware
HSN Direct LLC..............................................  Delaware
HSN General Partner LLC.....................................  Delaware
HSN Holdings, Inc...........................................  Delaware
HSN of Nevada LLC...........................................  Delaware
HSN Fulfillment LLC.........................................  Delaware
  d/b/a Home Shopping Network Outlet
      Home Shopping Network Outlet of Tampa
      HSN Wholesale Liquidation
      Designer Direct
      Home Shopping Values
      Private Showing--Jewelry Values By Mail
      HSN Media Merchandise
      Home Shopping By Mail
HSN-SBS Italia S.p.A........................................  Italy
HSN Travel LLC..............................................  Delaware
HSN Realty LLC..............................................  Delaware
Short Shopping LLC..........................................  Delaware
Home Shopping Network E-Commerce LLC........................  Delaware
HSN En Espanol LLC..........................................  Delaware
Internet Shopping Network LLC...............................  Delaware
MarkeTech Services, Inc.....................................  Delaware
National Call Center LP.....................................  Delaware
USANi Sub LLC...............................................  Delaware
Less than 50% ownership:
  Jupiter Shop Channel Co. Ltd (Japan)
Hotel Reservations Network, Inc.............................  Delaware
USANi Holding XI............................................  Delaware
USANi LLC Holding XIII, Inc.................................  Delaware
USANi LLC...................................................  Delaware

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                                                                  PLACE OF
SUBSIDIARY                                                     INCORPORATION
----------                                                     -------------
USAi Sub Inc................................................  Delaware
USA Networks Holdings, Inc..................................  Delaware
USA Networks Partner LLC....................................  Delaware
USA Network (NY General Partnership)........................  New York
New-U Studios Holdings, Inc.................................  Delaware
New-U Studios, Inc..........................................  Delaware
New-U Pictures Facilities LLC...............................  Delaware
Studios USA Development LLC.................................  Delaware
Studios USA First-Run Television LLC........................  Delaware
Studios USA LLC.............................................  Delaware
Studios USA Pictures Development LLC........................  Delaware
Studios USA Pictures LLC....................................  Delaware
Studios USA Reality Television LLC..........................  Delaware
Studios USA Talk Television LLC.............................  Delaware
Studios USA Talk Video LLC..................................  Delaware
Studios USA Television Distribution LLC.....................  Delaware
Studios USA Television LLC..................................  Delaware
Studios USA Talk Productions LLC............................  Delaware
Studios USA Music Publishing LLC............................  California
Studios USA Canada Productions, Inc.........................  Delaware
Talk Video Productions LLC..................................  Delaware
Fareholm Productions Ltd....................................  Ontario
Studios USA Music Publishing LLC............................  Delaware
Coldwater Cable Development LLC.............................  Delaware
Laurel Productions LLC......................................  Delaware
Underworld Productions LLC..................................  Delaware
Writers Development LLC.....................................  Delaware
Happy Hours Development LLC.................................  Delaware
Lexi Production LLC.........................................  Delaware
Storm Front LLC.............................................  Delaware
Music of Sci Fi Network LLC.................................  Delaware
Nicholas Productions LLC....................................  Delaware
Sci Fi Network Music Publishing LLC.........................  Delaware
NCL LLC.....................................................  Delaware
Music of Studios USA LCC....................................  California
Miami USA Broadcasting, Inc.................................  Florida
Miami USA Broadcasting Productions, Inc.....................  Florida
Miami USA Broadcasting Station Productions, Inc.............  Florida
City Desk, Inc..............................................  Florida
Dance Show, Inc.............................................  Florida
Generation n, Inc...........................................  Florida
Hotties, Inc................................................  Florida
Kenneth's Freakquency.......................................  Florida
Lincoln Lounge, Inc.........................................  Florida
Lips, USA, Inc..............................................  Florida
Neil at Night, Inc..........................................  Florida
Ocean Drive, Inc............................................  Florida
Out Loud, Inc...............................................  Florida
Personal Box, Inc...........................................  Florida
Radio Daze, Inc.............................................  Florida

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
                                                                  PLACE OF
SUBSIDIARY                                                     INCORPORATION
----------                                                     -------------
Traffic Jams, USA, Inc......................................  Florida
North Central LPTV, Inc.....................................  Delaware
Northeast LPTV, Inc.........................................  Delaware
Silver King Capital Corporation, Inc........................  Delaware
Silver King Investment Holdings, Inc........................  Delaware
South Central LPTV, Inc.....................................  Delaware
Southeast LPTV, Inc.........................................  Delaware
SK Holdings, Inc............................................  Delaware
SKC Investments, Inc........................................  Delaware
Telemation, Inc.............................................  Delaware
USA Broadcasting, Inc.......................................  Delaware
USA Broadcasting Productions, Inc...........................  Delaware
USA Station Group, Inc......................................  Delaware
USA Station Group of Dallas, Inc............................  Delaware
USA Station Group Partnership of Dallas.....................
  (General Partnership)                                       Delaware
USA Station Group of Hollywood, Florida, Inc................  Delaware
USA Station Group Partnership of Hollywood, Florida.........
  (General Partnership)                                       Delaware
USA Station Group of Houston, Inc...........................  Delaware
USA Station Group Partnership of Houston....................
  (General Partnership)                                       Delaware
USA Station Group of Illinois, Inc..........................  Delaware
USA Station Group Partnership of Illinois...................
  (General Partnership)                                       Delaware
USA Station Group of Atlanta, Inc...........................  Delaware
USA Station Group Partnership of Atlanta....................
  (General Partnership)                                       Delaware
USA Station Group of Massachusetts, Inc.....................  Delaware
USA Station Group Partnership of Massachusetts..............
  (General Partnership)                                       Delaware
USA Station Group of New Jersey, Inc........................  Delaware
USA Station Group Partnership of New Jersey.................
  (General Partnership)                                       Delaware
USA Station Group of Northern California, Inc...............  Delaware
USA Station Group of Ohio, Inc..............................  Delaware
USA Station Group Partnership of Ohio.......................
  (General Partnership)                                       Delaware
USA Station Group of Southern California, Inc...............  Delaware
USA Station Group Partnership of Southern California........
  (General Partnership)                                       Delaware
USA Station Group of Tampa, Inc.............................  Delaware
USA Station Group Partnership of Tampa......................
  (General Partnership)                                       Delaware
USA Station Group of Vineland, Inc..........................  Delaware
USA Station Group Partnership of Vineland...................
  (General Partnership)                                       Delaware
USA Station Group of Virginia, Inc..........................  Delaware
USA Station Group--LPTV, Inc................................  Delaware
West LPTV, Inc..............................................  Delaware

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
                                                                  PLACE OF
SUBSIDIARY                                                     INCORPORATION
----------                                                     -------------
USA Station Group Communications, LLC.......................  Delaware
USA Station Group Communications, Inc.......................  Delaware
USA Station Group of Florida, Inc...........................  Delaware
USA Station Group of Melbourne, Inc.........................  Delaware
USA Station Group of South Dakota, Inc......................  Delaware
KEVN, Inc...................................................  Iowa
USA Station Group of Nebraska, LLC..........................  Delaware
USA Station Group of Salem, LLC.............................  Delaware
USA Station Group of Michigan, Inc..........................  Delaware
USA Station Group of Ann Arbor, Inc.........................  Delaware
USA Station Group of Oregon, Inc............................  Delaware
Savoy Pictures Entertainment, Inc...........................  Delaware
Savoy Pictures, Inc.........................................  Delaware
Savoy Pictures, Inc.........................................  Massachusetts
Savoy Pictures Print Services, Inc..........................  Delaware
Bayou Productions, Inc......................................  Delaware
Bison Pictures, Inc.........................................  Delaware
Buffalo Development Corporation.............................  Delaware
Getting Away Productions, Inc...............................  Ontario
Getting Away With Murder Productions, Inc...................  California
Getting Away With Murder Productions, Inc...................  Delaware
J&H Productions, Inc........................................  Quebec
Jekyll Productions, Inc.....................................  Delaware
Laramie Productions, Inc....................................  Delaware
Mariette Productions, Inc...................................  Delaware
Mariette Productions Canada, Inc............................  Ontario
Simple Plan Productions, Inc................................  Delaware
The Stupids Family Productions, Inc.........................  Delaware
The Stupids Productions (Canada), Inc.......................  British Columbia
Thin Line Productions, Inc..................................  Delaware
Without Remorse Productions, Inc............................  Delaware
Zeus Productions, Inc.......................................  Delaware
Savoy Television Holdings, Inc..............................  Delaware
Savoy Pictures Television, Inc..............................  Delaware
Savoy Pictures Television Productions, Inc..................  Delaware
Savoy Pictures Television Development, Inc..................  Delaware
Inflammable Productions, Inc................................  Delaware
Savoy Pictures Television Programming, Inc..................  Delaware
Savoy Stations, Inc.........................................  Delaware
SF Honolulu License Subsidiary, Inc.........................  Delaware
SF Multistations, Inc.......................................  Delaware
SF Broadcasting of New Orleans, Inc.........................  Delaware
SF New Orleans License Subsidiary, Inc......................  Delaware
SF Broadcasting of Mobile, Inc..............................  Delaware
SF Mobile License Subsidiary, Inc...........................  Delaware
SF Broadcasting of Honolulu, Inc............................  Delaware
SF Broadcasting of Wisconsin, Inc...........................  Delaware
SF Broadcasting of Green Bay, Inc...........................  Delaware
SF Green Bay License Subsidiary, Inc........................  Delaware
Ticketmaster--Indiana, Inc..................................  Indiana

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
                                                                  PLACE OF
SUBSIDIARY                                                     INCORPORATION
----------                                                     -------------
Ticketmaster Indiana Holdings Corp..........................  Indiana
Ticketmaster Indiana........................................  Indiana
TM Number One Limited.......................................  United Kingdom
Ticketmaster UK Limited.....................................  United Kingdom
FC1031 Limited..............................................  United Kingdom
Synchro Systems Limited.....................................  United Kingdom
Ticketmaster New Venture Holdings, Inc......................  Delaware
Ticketmaster New Ventures, Ltd..............................  Cayman Islands
Venta de Boletas Por Compudoras.............................  Mexico
Ticketmaster New Ventures Argentina, Ltd....................  Cayman Islands
Ticketmaster Argentina, SA..................................  Argentina
Ticketmaster New Ventures Chile, Ltd........................  Cayman Islands
Ticketmaster Chile, SA......................................  Chile
Ticketmaster South America Holding, Ltd.....................  Cayman Islands
Ticketmaster Administration Inc.............................  Delaware
Ticketmaster Australasia Holdings Pty. Ltd..................  Australia
Ticketmaster Bass Pty. Ltd..................................  Australia
Ticketmaster Australasia Investments Pty. Ltd...............  Australia
Ticketmaster 7 Pty. Ltd.....................................  Australia
Ticketmaster At LLC.........................................  Colorado
Ticketmaster Bass Australasia Pty. Ltd......................  Australia
Ticketmaster Administration Australasia Inc.................  Delaware
Ticketmaster Pacific Acquisitions, Inc......................  Delaware
Ticketmaster Canada Ltd.....................................  Canada
Worldwide Ticket Systems, Inc...............................  Washington
The Ticketshop Limited......................................  Ireland
Ticketline Limited..........................................  Ireland
Ticketshop (NI) Limited.....................................  Northern Ireland
TMC Realty Co...............................................  California
Ticketmaster Corporation....................................  Illinois
Cinema Acquisition Corporation..............................  Delaware
Ticketmaster Cinema Group, Ltd..............................  Delaware
Pacer/CATS/CCS..............................................  Delaware
CCS Cinema Computer Systems Co..............................  Delaware
CCS-Cinema Computer Systems Co. & Co. oHG...................  Germany
CCS/CATS Pte. Ltd...........................................  Singapore
CCS Computel ComputerSystem GmbH............................  Germany
CCS Cinema Computer-Systems Verwaltungs GmbH................  Germany
T.E.D. Computer Systeme GmbH................................  Germany
CCS Cinema Concept GmbH.....................................  Germany
CCS Cinema Computer Systems GmbH & Co. oHG..................  Germany
CCS-Cinema Computer Systems S.A.R.L.........................  France
MC France SA................................................  France
Ticketmaster France Holdings Co. EURL.......................  France
Ticketmaster Group, Inc.....................................  Illinois
Ticketmaster New Ventures-International, LTD................  Cayman Islands
Ticketmaster LLC............................................  Delaware
Ticketmaster AT, Inc........................................  Colorado
Ticketmaster Online-CitySearch, Inc.........................  Delaware
Ticketmaster Multimedia Holdings, Inc.......................  Delaware

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
                                                                  PLACE OF
SUBSIDIARY                                                     INCORPORATION
----------                                                     -------------
MetroBeat, Inc..............................................  New York
CitySearch Canada Inc.......................................  Canada
Ticketmaster Online-CitySearch Canada Ltd...................  Canada
Ticketmaster Online-CitySearch UK Limited...................  United Kingdom
USA Electronic Commerce and Services LLC....................  Delaware
USA Network Interactive LLC.................................  Delaware
Sci Fi Lab..................................................  Delaware
Sci Fi Lab Development......................................  Delaware
USA Cable Entertainment.....................................  Delaware
USA Cable Entertainment Development.........................  Delaware
True Blue Productions.......................................  Delaware
Flagship Development........................................  Delaware
AST SUB INC.................................................  Delaware
AST LLC.....................................................  Delaware
Music of USA Networks LLC...................................  Delaware
Ingenious Designs Inc.......................................  Delaware
USA Films, LLC..............................................  Delaware
OFI Holdings Inc............................................  Delaware
October Films Inc...........................................  Delaware
Gramercy Films..............................................  Delaware
Island Pictures.............................................  Delaware
Polygram Filmed Entertainment...............................  Delaware
PFE Development.............................................  Delaware
Black Crow Productions......................................  Delaware
Lava Films..................................................  Delaware
Glacier Films...............................................  Delaware
Volcanic Films..............................................  Delaware
Polygram Filmed Entertainment Distribution..................  Delaware
Polygram Films..............................................  Delaware
Gramercy Pictures...........................................  Delaware
Interscope Communications...................................  Delaware
Interscope Films, Ltd.......................................  Delaware
ATL Productions.............................................  Delaware
VAT Films...................................................  Delaware
VAT Productions.............................................  Delaware
Out There Productions Limited...............................  Delaware
DDF Films Inc...............................................  Delaware
Polygram Television.........................................  Delaware
Propaganda Films Inc .......................................  Delaware
Polygram Video LLC..........................................  Delaware

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